Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Supplement dated July 7, 2016 to the currently effective Statutory Prospectuses (collectively, the “Prospectuses”) and Statements of Additional Information (collectively, the “SAIs”).

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses and SAIs.

Effective July 7, 2016, all of the Trust’s funds, except for the Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, are eligible for investment in excess of the Section 12(d)(1) limitations set forth in the Investment Company Act of 1940, as amended, in reliance on the Trust’s exemptive order. Accordingly, effective July 7, 2016, the following changes apply to the Prospectuses and SAIs:

•	Under the heading “More Information About the Trust and the Funds” in the Prospectuses, the second paragraph is deleted in its entirety and replaced with the following:

The acquisition of shares of the Trust’s funds by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, however, has been granted an exemptive order by the U.S. Securities and Exchange Commission (the “SEC”) that permits registered investment companies to invest in the Trust’s funds beyond those limitations subject to conditions set forth in the exemptive order. The Trust’s Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (collectively, the “Ineligible Funds”), however, are not currently eligible for investment in excess of the Section 12(d)(1) limitations in reliance on the Trust’s exemptive order. Accordingly, registered investment companies that would like to invest in the Ineligible Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Ineligible Funds.

•
Under the heading “Investment Policies, Techniques and Risk Factors” in the SAIs, the first paragraph under “Investment In Other Investment Companies” is deleted in its entirety and replaced with the following:

Each Fund may invest in the securities of other investment companies, including affiliated investment companies, to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if the Fund is part of a “master-feeder” structure or operates as a fund of funds in compliance with Section 12(d)(1)(E), (F) and (G) and the rules thereunder. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Trust has entered into agreements with several unaffiliated exchange-traded funds (“ETFs”) that permit, pursuant to an SEC order granted to such ETFs, certain Funds, as determined by the Advisor, to purchase shares of those ETFs beyond the Section 12(d)(1) limits described above. A Fund will only make such investments in conformity with the requirements of Subchapter M of the Internal Revenue Code. Similarly, the SEC has issued an exemptive order to the Trust that permits registered investment companies to invest in the Funds beyond the Section 12(d)(1) limits set forth above subject to conditions set forth in the exemptive order, such as entering into an agreement with the Trust. The Funds may rely on this order to allow for such investment only to the extent that the Funds are not, in turn, investing beyond the Section 12(d)(1) limits in another affiliated or unaffiliated investment company in reliance on an exemptive order or Sections 12(d)(1)(G) or 12(d)(1)(F). The Trust’s Event Driven and Distressed Strategies Fund, Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund (collectively, the “Ineligible Funds”), however, are not currently eligible for such investment in excess of the Section 12(d)(1) limitations in reliance on the Trust’s exemptive order. Accordingly, registered investment companies that would like to invest in the Ineligible Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Ineligible Funds.

Please retain this supplement for future reference.

RSF-COMBO-SUP-0716x0816